EXECUTION COPY
OPORTUN PLW TRUST
FIFTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT
This FIFTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT, dated as of June 29, 2023 (this “Amendment”), is entered into among OPORTUN PLW TRUST, as borrower (the “Borrower”), OPORTUN PLW DEPOSITOR, LLC, as the depositor (the “Depositor”), OPORTUN, INC., as seller (the “Seller”), the various financial institutions party hereto, as lenders (in such capacity, each, a “Lender” and collectively, the “Lenders”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”), as paying agent (in such capacity, the “Paying Agent”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”).
RECITALS
WHEREAS, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have previously entered into that certain Loan and Security Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Loan Agreement”);
WHEREAS, concurrently herewith, (i) the Borrower, PF Servicing, LLC, as servicer, and the Collateral Agent are entering into that certain Second Amendment to the Servicing Agreement, dated as of the date hereof, and (ii) the Borrower and the Lenders are entering into that certain Consent, dated as of the date hereof; and
WHEREAS, in accordance with Section 10.1 of the Loan Agreement, the parties desire to amend the Loan Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:
ARTICLE 1

DEFINITIONS
SECTION 1.0a.Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Loan Agreement.
ARTICLE 2

AMENDMENTS TO THE LOAN AGREEMENT
SECTION 1.0a.Amendments.
(i)The definition of “Benchmark” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Benchmark” means, initially, Adjusted Term SOFR~~One-Month LIBOR~~; provided that if a Benchmark Transition Event, ~~a~~

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~~Term SOFR Transition Event or an Early Opt-in Election, as applicable,~~ and the~~its~~ related Benchmark Replacement Date have occurred with respect to Adjusted Term SOFR~~One-Month LIBOR~~ or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) ~~or clause (c)~~ of Section 3.10.
(ii)The definition of “Benchmark Replacement” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Controlling Class for the applicable Benchmark Replacement Date:
(1) Adjusted Daily Simple SOFR~~the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment~~;
~~(2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;~~
(2~~3~~) the sum of: (a) the alternate benchmark rate that has been selected by the Controlling Class and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment.~~;~~
~~provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Controlling Class in their reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Transaction Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above).~~
If the Benchmark Replacement as determined pursuant to clause (1)~~, (2)~~ or (2~~3~~) above would be less than the Floor, the

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Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.
Notwithstanding anything to the contrary in this Agreement, each member of the~~The~~ Controlling Class and, to the extent any other party hereto shall have any consent or consultation right in respect of the selection of the Benchmark Replacement determined pursuant to clause (2) above, each such applicable party, shall use commercially reasonable efforts to satisfy any applicable Internal Revenue Service~~IRS~~ guidance~~, including Proposed Treasury Regulation 1.1001-6 and any future guidance,~~ to the effect that a Benchmark Replacement determined pursuant to clause (2) above will not result in a deemed exchange for U.S. federal income tax~~Tax~~ purposes of any Facility Loan ~~hereunder~~under this Agreement if the Borrower determines that such deemed exchange would cause the Borrower, or its direct or indirect beneficial owners, any adverse tax consequences.
(iii)The definition of “Benchmark Replacement Adjustment” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement,~~:~~
~~(1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Controlling Class:~~
~~(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; and~~
~~(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with~~

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~~respect to such Benchmark for the applicable Corresponding Tenor; and~~
~~(2) for purposes of clause (3) of the definition of “Benchmark Replacement,”~~ the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Controlling Class and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time.~~;~~
~~provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Controlling Class in its reasonable discretion.~~
(iv)The definition of “Benchmark Replacement Conforming Changes” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Controlling Class decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof in a manner substantially consistent with market practice (or, if the Controlling Class decides that adoption of any portion of such market practice is not administratively feasible or if the Controlling Class determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Controlling Class decides is reasonably necessary in connection with the

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administration of this Agreement and the other Transaction Documents).
(v)The definition of “Benchmark Replacement Date” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or component thereof) continues to be provided on such date.~~; or~~
~~(3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 3.10(c); or~~
~~(4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Borrower has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Controlling Class.~~
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the

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“Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
(vi)The definition of “Benchmark Transition Event” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

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For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
(vii)The definition of “Business Day” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Business Day” means any day that DTC is open for business at its office in New York City and any day other than a Saturday, Sunday or other day on which banking institutions or trust companies in the States of California, Florida, Illinois, Missouri, New York or Texas are authorized or obligated by Law to be closed; provided that in relation to any Advance bearing interest by reference to SOFR (a “SOFR Advance”) and any interest rate settings, fundings, disbursements, settlements or payments of any such SOFR Advance, any such day that is also a U.S. Government Securities Business Day.
(viii)The definition of “Daily Simple SOFR” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.~~, with the conventions for this rate (which may include a lookback) being established by the Controlling Class in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Controlling Class decides that any such convention is not administratively feasible, then the Controlling Class may establish another convention in its reasonable discretion.~~
(ix)The definition of “Early Opt-In Election” set forth in Section 1.1 of the Agreement is hereby deleted in its entirety.

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(x)The definition of “Floor” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Adjusted Term SOFR~~One-Month LIBOR~~ or Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt, the initial Floor for each of Adjusted Term SOFR and Adjusted Daily Simple SOFR shall be 0.00%.
(xi)The definition of “LIBOR” set forth in Section 1.1 of the Agreement is hereby deleted in its entirety.
(xii)The definition of “London Banking Day” set forth in Section 1.1 of the Agreement is hereby deleted in its entirety.
(xiii)The definition of “Net Third Party Purchase Price” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the change shown below, with text marked in underline indicating the addition to such definition and with text marked in ~~strikethrough~~ indicating the deletion to such definition.
“Net Third Party Purchase Price” has the meaning specified in Section 2.02(~~k~~j) of the Servicing Agreement.
(xiv)The definition of “One-Month LIBOR” set forth in Section 1.1 of the Agreement is hereby deleted in its entirety.
(xv)The definition of “Reference Time” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Adjusted Term SOFR~~One-Month LIBOR~~, 5:00 p.m. (New York City time) on the day that is two Business Days~~11:00 a.m. (London time) on the day that is two London banking days~~ preceding the date of such setting, (2) if the Benchmark is Adjusted Daily Simple SOFR, then five (5) Business Days preceding the date of such setting, or~~and~~ (3~~2~~) if such Benchmark is not Adjusted Term SOFR~~One-Month LIBOR~~ or Adjusted Daily Simple SOFR, the time determined by the Controlling Class in their reasonable discretion.
(xvi)The definition of “SOFR” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“SOFR” means~~, with respect to any Business Day,~~ a rate ~~per annum~~ equal to the secured overnight financing rate ~~for such Business Day published~~as administered by the SOFR

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Administrator ~~on the SOFR Administrator’s Website on the immediately succeeding Business Day~~.
(xvii)The definition of “Takeout Transaction” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Takeout Transaction” means (a) any securitization or other financing of the Collateral (or any portion thereof) entered into by any Affiliate of the Borrower (other than the Borrower or under the Transaction Documents), pursuant to which such Affiliate sells or otherwise allocates an interest in all or any portion of the Collateral owned by it to secure or provide for the payment of amounts owing by such Affiliate in respect of securities or other debt (x) issued or incurred by such Affiliate and (y) ~~backed~~ secured by the Collateral (or any portion thereof) or (b) any whole loan sale transaction or similar transfer of the Collateral (or any portion thereof) entered into by any Affiliate of the Borrower (other than the Borrower or under the Transaction Documents), pursuant to which such Affiliate sells all or any portion of the Collateral to an unaffiliated third party purchaser.
(xviii)The definition of “Term SOFR” set forth in Section 1.1 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such definition and with text marked in ~~strikethrough~~ indicating deletions to such definition.
“Term SOFR” means, for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00p.m. (New York City time), two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.~~for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.~~
(xix)The definition of “Term SOFR Notice” set forth in Section 1.1 of the Agreement is hereby deleted in its entirety.
(xx)The definition of “Term SOFR Transition Event” set forth in Section 1.1 of the Agreement is hereby deleted in its entirety.
(xxi)The following defined terms and definitions thereof are hereby added to Section 1.1 of the Agreement in appropriate alphabetical order.
“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) Daily Simple SOFR, plus (b) 0.11448% (11.448 basis points); provided that if Adjusted Daily Simple SOFR as so determined would be less than the Floor, such

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rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Term SOFR” means, for any Interest Period, an interest rate per annum equal to (a) Term SOFR for such Interest Period, plus (b) 0.10% (10 basis points); provided that if Adjusted Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).
“SOFR Advance” has the meaning specified in the definition of “Business Day”.
“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.
“Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.
“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Calculation Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m. (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Day.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
(xxii)Section 2.8(b) of the Agreement is hereby amended to incorporate the changes shown below, with text in underline indicating additions to such section and with text marked in ~~strikethrough~~ indicating deletions to such section.
(b)    In connection with each Takeout Transaction ~~(other than a Takeout Transaction relating to the U.S. Department of~~

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~~the Treasury’s Community Development Financial Institutions Fund (CDFI Fund), its CDFI Bond Guarantee Program or similar entities or programs)~~, the Borrower shall pay the Lenders a fee (such fee, an “Exit Fee”) on the Takeout Date in immediately available funds equal to 0.50% (or 0.25% until the earlier of (i) the closing of the second Takeout Transaction to occur after the effectiveness of the Fifth Amendment to Loan and Security Agreement, dated as of June 29, 2023, among the parties hereto and (ii) September 30, 2023~~0.15% to the extent such Takeout Transaction involves the issuance of immediately amortizing securities~~) of the Outstanding Receivables Balance of all Receivables subject to such Takeout Transaction at such time. Each such Exit Fee shall be payable to the Lenders ratably, based on each such Lenders portion of the Aggregate Class A Loan Principal or the Aggregate Class B Loan Principal at such time. With respect to any Lender to which any portion of such Exit Fee is owed, such portion of the Exit Fee shall be netted against any fee or other compensation payable to such Lender (or an Affiliate thereof) in connection with any role such Lender (or such Affiliate) shall play in the Takeout Transaction.
(xxiii)The heading of Section 3.7 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such section and with text marked in ~~strikethrough~~ indicating deletions to such section.
SECTION 3.7    Determination of Monthly Interest; ~~LIBOR~~Benchmark Replacement Setting Notification.
(xxiv)Section 3.7(c) of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such section and with text marked in ~~strikethrough~~ indicating deletions to such section.
(c)    ~~The interest rates on Facility Loans are determined by reference to One-Month LIBOR, which is derived from the London interbank offered rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that: (a) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and immediately after June 30, 2023, the 1-month, 3-month and 6-month Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for~~

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~~which LIBOR is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR.~~ Upon the occurrence of a Benchmark Transition Event, ~~a Term SOFR Transition Event or an Early Opt-in Election,~~ Section~~s~~ 3.10(b) ~~and (c)~~ provide the mechanisms for determining an alternative rate of interest. The Controlling Class will promptly notify the Borrower and the Lenders (with a copy to the Collateral Agent and the Paying Agent), pursuant to Section 3.10(d~~e~~), of any change to the reference rate upon which the interest rate on Facility Loans is based. The Lenders, the Collateral Agent and the Paying Agent do not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to Adjusted Term SOFR~~LIBOR~~ or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 3.10(b) ~~or (c), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election,~~ and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 3.10(c~~d~~), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, Adjusted Term SOFR~~LIBOR~~ or have the same volume or liquidity as did Adjusted Term SOFR~~the London interbank offered rate~~ prior to its discontinuance or unavailability. The Lenders, the Collateral Agent, the Paying Agent and their respective affiliates and/or other related entities may engage in transactions that affect the calculation of any successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Controlling Class may select information sources or services in their reasonable discretion to ascertain any Benchmark or any component thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
(xxv)Section 3.10 of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such section and with text marked in ~~strikethrough~~ indicating deletions to such section.
SECTION 3.10    Determination of Adjusted Term SOFR~~One-Month LIBOR~~; Benchmark Replacement Setting.

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(a)    Subject to clauses (b), (c), (d)~~,~~ and (e) ~~and (f)~~ of this Section 3.10:
(i)    On each Business Day, the Calculation Agent shall determine Adjusted Term SOFR pursuant to the definition thereof~~One-Month LIBOR on the basis of the rate for Dollar deposits for a period equal to one month which appears on Reuters Page LIBOR01 as of 11:00 a.m. (London time) on such Business Day (or such other page as may replace such page on that service or other service or services as may be nominated by ICE Benchmark Administration Limited or any successor organization for the purpose of displaying London interbank offered rates of U.S. dollar deposits for a one-month period)~~ and shall send to the Servicer and the Borrower, by facsimile or e-mail, notification of Adjusted Term SOFR~~One-Month LIBOR~~ for such Business Day.
(ii)    If on any Business Day the Calculation Agent determines (which determination shall be conclusive and binding absent manifest error) that Adjusted Term SOFR cannot be determined pursuant to the definition thereof~~such rate does not appear on Reuters Page LIBOR01 (or such other page)~~, then each Loan Rate shall be determined by the Calculation Agent by reference to the Alternative Rate and communicated to the Servicer and the Borrower, by facsimile or e-mail.
(iii)    On each Determination Date related to a Payment Date, prior to 3:00 p.m. (New York time), the Calculation Agent shall send to the Servicer, the Borrower and the Lenders, by facsimile or e-mail, notification of Adjusted Term SOFR~~One-Month LIBOR~~ or the Alternative Rate for each day during the prior Interest Period.
(b)    Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event ~~or an Early Opt-in Election, as applicable,~~ and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) ~~or (2)~~ of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to,

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or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (2~~3~~) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders (with a copy to the Collateral Agent and Paying Agent) without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction~~Loan~~ Document so long as the Borrower has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Controlling Class.
~~(c)    Notwithstanding anything to the contrary herein or in any other Transaction Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document; provided that, this clause (c) shall not be effective unless the Controlling Class has delivered to the Lenders and the Borrower a Term SOFR Notice.~~
(~~d~~c)    In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Controlling Class will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document; provided that no such amendment may adversely affect the rights, duties, immunities, protections or indemnification rights of the Collateral Agent, Paying Agent, Registrar, Depositary Bank, Securities Intermediary, Depositor Loan Trustee, Owner Trustee or Collateral Trustee without its written consent.
(~~e~~d)The Controlling Class will promptly notify the Borrower and the Lenders (with a copy to the Collateral

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Agent and the Paying Agent) of (i) any occurrence of a Benchmark Transition Event, ~~a Term SOFR Transition Event or an Early Opt-in Election, as applicable,~~ (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by any Lender (or group of Lenders) pursuant to this Section 3.10, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 3.10.
(~~f~~e)Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for an Advance to be made during any Benchmark Unavailability Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, each Loan Rate shall be determined by the Calculation Agent by reference to the Alternative Rate and communicated to the Servicer and the Borrower, by facsimile or e-mail.
(xxvi)Section 3.12(viii) of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such section and with text marked in ~~strikethrough~~ indicating deletions to such section.
(viii)    Adjusted Term SOFR~~One-Month LIBOR~~ for each day during the related Interest Period;
(xxvii)Section 9.2(v) of the Agreement is hereby amended to incorporate the changes shown below, with text marked in underline indicating additions to such section and with text marked in ~~strikethrough~~ indicating deletions to such section.
(v)    Notwithstanding anything contained in this Agreement or any other Transaction Document to the contrary, the Collateral Agent shall be under no obligation (i) to monitor, determine or verify the unavailability or cessation of Adjusted Term SOFR~~One-Month LIBOR~~ (or other applicable benchmark interest rate), or whether or when there has occurred, or to give notice to any other Person of the occurrence of, any date on which such rate may be required to be transitioned or replaced in accordance with the terms of the Transaction Documents, applicable law or otherwise, (ii) to select, determine or designate any replacement to such rate, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or

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designate any modifier to any replacement or successor index, or (iv) to determine whether or what any amendments to this Agreement or the other Transaction Documents are necessary or advisable, if any, in connection with any of the foregoing.
ARTICLE 3

REPRESENTATIONS AND WARRANTIES
SECTION 1.0a.Representations and Warranties. Each of the Seller, the Depositor and the Borrower hereby represents and warrants to each Lender, the Collateral Agent, the Paying Agent, the Securities Intermediary, the Depositary Bank that:
(i)Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Seller, the Depositor and Borrower in the Loan Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(ii)Enforceability. This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Seller, the Depositor and the Borrower enforceable against the Seller, the Depositor and the Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.
(iii)No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Block Event has occurred and is continuing.
ARTICLE 4

MISCELLANEOUS
SECTION 1.0a.Ratification of Loan Agreement. As amended by this Amendment, the Loan Agreement is in all respects ratified and confirmed and the Loan Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.
SECTION 1.0b.Execution in Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its

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handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 1.0c.Recitals. The recitals contained in this Amendment shall be taken as the statements of the Borrower, the Depositor and the Seller, and none of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.
SECTION 1.0d.Rights of the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank under the Loan Agreement shall apply hereunder as if fully set forth herein.
SECTION 1.0e.GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 1.0f.Effectiveness. This Amendment shall become effective as of the date hereof upon:
(i)receipt by the Collateral Agent and the Paying Agent of an Officer’s Certificate of the Borrower stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;
(ii)receipt by the Collateral Agent and the Paying Agent of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;
(iii)receipt by the Collateral Agent and the Paying Agent of evidence of the consent of the Borrower and the Lenders to this Amendment;
(iv)receipt by the Collateral Agent, Paying Agent and the Lenders of counterparts of this Amendment, duly executed by each of the parties hereto; and
(v)receipt by the Collateral Agent, the Paying Agent and the Lenders of such other instruments, documents, agreements and opinions reasonably requested by the Collateral Agent, the Paying Agent or any of the Lenders prior to the date hereof.
SECTION 1.0g.Limitation of Liability of Owner Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington

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Trust, National Association, not individually or personally but solely as owner trustee (the “Owner Trustee”) of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other related document.
(Signature page follows)

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IN WITNESS WHEREOF, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.
OPORTUN PLW TRUST,
as Borrower

By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower

By: /s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President

OPORTUN PLW DEPOSITOR, LLC,
as Depositor

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Treasurer

OPORTUN, INC.,
as Seller

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Chief Financial Officer
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WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent

By: /s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Paying Agent

By: /s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By: /s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By: /s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President

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GOLDMAN SACHS BANK USA,
as a Committed Lender

By: /s/ Jeff Clark
Name: Jeff Clark
Title: Authorized Person

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JEFFERIES FUNDING LLC,
as a Committed Lender

By: /s/ Michael Wade
Name: Michael Wade
Title: Managing Director

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JPMORGAN CHASE BANK, N.A.,
as a Committed Lender

By: /s/ Gareth Morgan
Name: Gareth Morgan
Title: Executive Director

CHARIOT FUNDING LLC,
as a Bank Sponsored Lender

By: /s/ Gareth Morgan
Name: Gareth Morgan
Title: Executive Director

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        Loan Agreement (PLW Trust)
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MORGAN STANLEY BANK, N.A.,
as a Committed Lender

By: /s/ Keenan McBride
Name: Keenan McBride
Title: Authorized Signatory

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